Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
December 31, 2018

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21 percent and 35 percent for periods prior to January 1, 2018.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per data, share count in thousands)	December 31,	September 30,	December 31,	Percent Changes vs.
	2018	2018	2017	3Q18	4Q17
Net interest income(3)	$841	$810	$782	4%	8%
FTE adjustment	(8)	(8)	(12)	—	33
Net interest income	833	802	770	4	8
Provision for credit losses	60	53	65	13	(8)
Noninterest income	329	342	340	(4)	(3)
Noninterest expense	711	651	633	9	12
Income before income taxes	391	440	412	(11)	(5)
Provision for income taxes	57	62	(20)	(8)	385
Net income	334	378	432	(12)	(23)
Dividends on preferred shares	19	18	19	6	—
Net income applicable to common shares	$315	$360	$413	(13)%	(24)%

Net income per common share - diluted	$0.29	$0.33	$0.37	(12)%	(22)%
Cash dividends declared per common share	0.14	0.14	0.11	—	27
Tangible book value per common share at end of period	7.34	7.06	6.97	4	5
Number of common shares repurchased	14,967	43,670	9,785	(66)	53
Average common shares - basic	1,054,460	1,084,536	1,077,397	(3)	(2)
Average common shares - diluted	1,073,055	1,103,740	1,130,117	(3)	(5)
Ending common shares outstanding	1,046,767	1,061,529	1,072,027	(1)	(2)
Return on average assets	1.25%	1.42%	1.67%
Return on average common shareholders’ equity	12.9	14.3	17.0
Return on average tangible common shareholders’ equity(2)	17.3	19.0	22.7
Net interest margin(3)	3.41	3.32	3.30
Efficiency ratio(4)	58.7	55.3	54.9
Effective tax rate	14.6	14.1	(4.8)
Average total assets	$105,877	$105,355	$102,302	—	3
Average earning assets	97,752	96,753	93,937	1	4
Average loans and leases	73,822	72,751	68,940	1	7
Average loans and leases - linked quarter annualized growth rate	5.9%	4.8%	3.9%
Average total deposits	$82,931	$81,498	$77,737	2	7
Average core deposits(5)	79,078	77,680	73,946	2	7
Average core deposits - linked quarter annualized growth rate	7.2%	12.2%	2.2%
Average shareholders’ equity	10,889	11,156	10,677	(2)	2
Average common total shareholders' equity	9,686	9,953	9,606	(3)	1
Average tangible common shareholders' equity	7,460	7,713	7,383	(3)	1
Total assets at end of period	108,781	105,652	104,185	3	4
Total shareholders’ equity at end of period	11,102	10,934	10,814	2	3

NCOs as a % of average loans and leases	0.27%	0.16%	0.24%
NAL ratio	0.45	0.50	0.50
NPA ratio(6)	0.52	0.55	0.55
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.03	1.04	0.99
Common equity tier 1 risk-based capital ratio(7)	9.65	9.89	10.01
Tangible common equity / tangible asset ratio(8)	7.21	7.25	7.34
See Notes to the Year to Date and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Annual Key Statistics(1)
(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in millions, except per data, share count in thousands)	2018	2017	Amount	Percent
Net interest income(3)	$3,219	$3,052	$167	5%
FTE adjustment	(30)	(50)	20	40
Net interest income	3,189	3,002	187	6
Provision for credit losses	235	201	34	17
Noninterest income	1,321	1,307	14	1
Noninterest expense	2,647	2,714	(67)	(2)
Income before income taxes	1,628	1,394	234	17
Provision for income taxes	235	208	27	13
Net Income	1,393	1,186	207	17
Dividends on preferred shares	70	76	(6)	(8)
Net income applicable to common shares	$1,323	$1,110	$213	19%

Net income per common share - diluted	$1.20	$1.00	$0.20	20%
Cash dividends declared per common share	0.50	0.35	0.15	43

Average common shares - basic	1,081,542	1,084,686	(3,144)	—
Average common shares - diluted	1,105,985	1,136,186	(30,201)	(3)

Return on average assets	1.33%	1.17%
Return on average common shareholders’ equity	13.4	11.6
Return on average tangible common shareholders’ equity(2)	17.9	15.7
Net interest margin(3)	3.33	3.30
Efficiency ratio(4)	56.9	60.9
Effective tax rate	14.5	14.9

Average total assets	$104,982	$101,021	$3,961	4
Average earning assets	96,577	92,423	4,154	4
Average loans and leases	72,246	67,891	4,355	6
Average total deposits	80,186	76,950	3,236	4
Average core deposits(5)	76,403	72,830	3,573	5
Average shareholders’ equity	11,059	10,611	448	4
Average common total shareholders' equity	9,891	9,539	352	4
Average tangible common shareholders' equity	7,647	7,304	343	5

NCOs as a % of average loans and leases	0.20%	0.23%
NAL ratio	0.45	0.50
NPA ratio(6)	0.52	0.55
See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for certain presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate and a 35% tax rate for periods prior to December 31, 2017.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018.

(4)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	December 31, 2018, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	December 31,	December 31,
(dollar amounts in millions)	2018	2017	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,108	$1,212	(9)%
Interest-bearing deposits in Federal Reserve Bank	1,564	308	408
Interest-bearing deposits in banks	53	47	13
Trading account securities	105	86	22
Available-for-sale securities	13,780	14,869	(7)
Held-to-maturity securities	8,565	9,091	(6)
Other securities	565	600	(6)
Loans held for sale	804	488	65
Loans and leases(1)	74,900	70,117	7
Allowance for loan and lease losses	(772)	(691)	(12)
Net loans and leases	74,128	69,426	7
Bank owned life insurance	2,507	2,466	2
Premises and equipment	790	864	(9)
Goodwill	1,989	1,993	—
Service rights and other intangible assets	535	584	(8)
Other assets	2,288	2,151	6
Total assets	$108,781	$104,185	4%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$84,774	$77,041	10%
Short-term borrowings	2,017	5,056	(60)
Long-term debt	8,625	9,206	(6)
Other liabilities	2,263	2,068	9
Total liabilities	97,679	93,371	5

Shareholders' equity
Preferred stock	1,203	1,071	12
Common stock	11	11	—
Capital surplus	9,181	9,707	(5)
Less treasury shares, at cost	(45)	(35)	(29)
Accumulated other comprehensive loss	(609)	(528)	(15)
Retained earnings (deficit)	1,361	588	131
Total shareholders’ equity	11,102	10,814	3
Total liabilities and shareholders’ equity	$108,781	$104,185	4%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	1,050,584,637	1,075,294,946
Common shares outstanding	1,046,767,252	1,072,026,681
Treasury shares outstanding	3,817,385	3,268,265
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares issued	2,707,571	2,702,571
Preferred shares outstanding	740,500	1,098,006

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2018		2018		2018		2018		2017
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$30,605	41%	$29,196	40%	$28,850	40%	$28,622	40%	$28,107	40%
Commercial real estate:
Construction	1,185	2	1,111	2	1,083	1	1,167	2	1,217	2
Commercial	5,657	8	5,962	8	6,118	8	6,245	9	6,008	9
Commercial real estate	6,842	10	7,073	10	7,201	9	7,412	11	7,225	11
Total commercial	37,447	51	36,269	50	36,051	49	36,034	51	35,332	51
Consumer:
Automobile	12,429	16	12,375	17	12,390	17	12,146	17	12,100	17
Home equity	9,722	13	9,850	13	9,907	14	9,987	14	10,099	14
Residential mortgage	10,728	14	10,459	14	10,006	14	9,357	13	9,026	13
RV and marine finance	3,254	4	3,152	4	2,846	4	2,549	3	2,438	3
Other consumer	1,320	2	1,265	2	1,206	2	1,090	2	1,122	2
Total consumer	37,453	49	37,101	50	36,355	51	35,129	49	34,785	49
Total loans and leases	$74,900	100%	$73,370	100%	$72,406	100%	$71,163	100%	$70,117	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2018		2018		2018		2018		2017
Ending Balances by Business Segment:
Consumer and Business Banking	$22,333	30%	$22,271	30%	$21,888	30%	$21,471	31%	$21,379	31%
Commercial Banking	27,191	36	26,465	36	26,373	36	26,311	37	25,767	37
Vehicle Finance	19,434	26	18,880	26	18,569	26	18,090	25	17,818	25
RBHPCG	5,886	8	5,734	8	5,527	8	5,227	7	5,145	7
Treasury / Other	56	—	20	—	49	—	64	—	8	—
Total loans and leases	$74,900	100%	$73,370	100%	$72,406	100%	$71,163	100%	$70,117	100%

Average Balances by Business Segment:
Consumer and Business Banking	$22,321	30%	$22,049	30%	$21,653	31%	$21,429	31%	$21,096	31%
Commercial Banking	26,405	36	26,322	36	26,505	37	25,969	37	25,208	37
Vehicle Finance	19,177	26	18,640	26	18,280	25	17,814	25	17,497	25
RBHPCG	5,793	8	5,641	8	5,355	7	5,181	7	5,071	7
Treasury / Other	126	—	99	—	94	—	91	—	68	—
Total loans and leases	$73,822	100%	$72,751	100%	$71,887	100%	$70,484	100%	$68,940	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2018		2018		2018		2018		2017
Ending Balances by Type:
Demand deposits - noninterest-bearing	$21,783	26%	$19,863	24%	$20,353	26%	$20,807	26%	$21,546	28%
Demand deposits - interest-bearing	20,042	24	19,615	24	19,026	24	19,337	25	18,001	23
Money market deposits	22,721	27	21,411	26	20,990	26	20,849	26	20,690	27
Savings and other domestic deposits	10,451	12	11,604	14	10,987	14	11,291	14	11,270	15
Core certificates of deposit	5,924	7	5,358	7	4,402	6	3,157	4	1,934	3
Total core deposits	80,921	96	77,851	95	75,758	96	75,441	95	73,441	96
Other domestic deposits of $250,000 or more	337	—	318	1	265	—	228	—	239	—
Brokered deposits and negotiable CDs	3,516	4	3,520	4	3,564	4	3,802	5	3,361	4
Total deposits	$84,774	100%	$81,689	100%	$79,587	100%	$79,471	100%	$77,041	100%
Total core deposits:
Commercial	$37,268	46%	$35,455	46%	$34,094	45%	$34,615	46%	$34,273	47%
Consumer	43,653	54	42,396	54	41,664	55	40,826	54	39,168	53
Total core deposits	$80,921	100%	$77,851	100%	$75,758	100%	$75,441	100%	$73,441	100%
Ending Balances by Business Segment:
Consumer and Business Banking	$50,300	59%	$49,434	61%	$48,186	60%	$47,124	59%	$45,643	59%
Commercial Banking	23,184	28	22,288	27	21,142	27	21,838	28	21,235	28
Vehicle Finance	346	—	348	—	340	—	345	—	358	—
RBHPCG	6,809	8	5,783	7	5,985	8	6,053	8	6,057	8
Treasury / Other(1)	4,135	5	3,836	5	3,934	5	4,111	5	3,748	5
Total deposits	$84,774	100%	$81,689	100%	$79,587	100%	$79,471	100%	$77,041	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2018		2018		2018		2018		2017
Average Balances by Business Segment:
Consumer and Business Banking	$50,037	61%	$48,659	60%	$47,242	60%	$45,310	59%	$45,625	59%
Commercial Banking	22,673	27	22,823	28	21,671	27	21,679	28	22,118	28
Vehicle Finance	335	—	337	—	328	—	349	—	323	—
RBHPCG	5,936	7	5,694	7	5,947	8	5,873	8	5,851	8
Treasury / Other(1)	3,950	5	3,985	5	4,102	5	3,735	5	3,820	5
Total deposits	$82,931	100%	$81,498	100%	$79,290	100%	$76,946	100%	$77,737	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2018	2018	2018	2018	2017	3Q18	4Q17
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	$483	$—	$—	$—	$—	100%	100%
Interest-bearing deposits in banks	97	83	84	90	90	17	8
Securities:
Trading account securities	131	82	82	87	87	60	51
Available-for-sale securities:
Taxable	10,351	10,469	10,832	11,158	11,154	(1)	(7)
Tax-exempt	3,176	3,496	3,554	3,633	3,404	(9)	(7)
Total available-for-sale securities	13,527	13,965	14,386	14,791	14,558	(3)	(7)
Held-to-maturity securities - taxable	8,433	8,560	8,706	8,877	9,066	(1)	(7)
Other securities	565	567	599	605	598	—	(6)
Total securities	22,656	23,174	23,773	24,360	24,309	(2)	(7)
Loans held for sale	694	745	619	478	598	(7)	16
Loans and leases:(3)
Commercial:
Commercial and industrial	29,557	28,870	28,863	28,243	27,445	2	8
Commercial real estate:
Construction	1,138	1,132	1,126	1,189	1,199	1	(5)
Commercial	5,806	6,019	6,233	6,142	5,997	(4)	(3)
Commercial real estate	6,944	7,151	7,359	7,331	7,196	(3)	(4)
Total commercial	36,501	36,021	36,222	35,574	34,641	1	5
Consumer:
Automobile	12,423	12,368	12,271	12,100	11,963	—	4
Home equity	9,817	9,873	9,941	10,040	10,027	(1)	(2)
Residential mortgage	10,574	10,236	9,624	9,174	8,809	3	20
RV and marine finance	3,216	3,016	2,667	2,481	2,405	7	34
Other consumer	1,291	1,237	1,162	1,115	1,095	4	18
Total consumer	37,321	36,730	35,665	34,910	34,299	2	9
Total loans and leases	73,822	72,751	71,887	70,484	68,940	1	7
Allowance for loan and lease losses	(777)	(759)	(742)	(709)	(688)	(2)	(13)
Net loans and leases	73,045	71,992	71,145	69,775	68,252	1	7
Total earning assets	97,752	96,753	96,363	95,412	93,937	1	4
Cash and due from banks	909	1,330	1,283	1,217	1,226	(32)	(26)
Intangible assets	2,288	2,305	2,318	2,332	2,346	(1)	(2)
All other assets	5,705	5,726	5,599	5,596	5,481	—	4
Total assets	$105,877	$105,355	$104,821	$103,848	$102,302	—%	3%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	20,384	20,230	20,382	20,572	21,745	1%	(6)%
Demand deposits - interest-bearing	19,860	19,553	19,121	18,630	18,175	2	9
Total demand deposits	40,244	39,783	39,503	39,202	39,920	1	1
Money market deposits	22,595	21,547	20,943	20,678	20,731	5	9
Savings and other domestic deposits	10,534	11,434	11,146	11,219	11,348	(8)	(7)
Core certificates of deposit	5,705	4,916	3,794	2,293	1,947	16	193
Total core deposits	79,078	77,680	75,386	73,392	73,946	2	7
Other domestic deposits of $250,000 or more	346	285	243	247	400	21	(14)
Brokered deposits and negotiable CDs	3,507	3,533	3,661	3,307	3,391	(1)	3
Total deposits	82,931	81,498	79,290	76,946	77,737	2	7
Short-term borrowings	1,006	1,732	3,082	5,228	2,837	(42)	(65)
Long-term debt	8,871	8,915	9,225	8,958	9,232	—	(4)
Total interest-bearing liabilities	72,424	71,915	71,215	70,560	68,061	1	6
All other liabilities	2,180	2,054	1,891	1,861	1,819	6	20
Shareholders’ equity	10,889	11,156	11,333	10,855	10,677	(2)	2
Total liabilities and shareholders’ equity	$105,877	$105,355	$104,821	$103,848	$102,302	—%	3%

(1)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(2)	Deposits in Federal Reserve Bank were treated as nonearning assets prior to 4Q 2018.

(3)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2018	2018	2018	2018	2017
Assets
Interest-bearing deposits in Federal Reserve Bank (3)	$3	$—	$—	$—	$—
Interest-bearing deposits in banks	1	—	1	—	1
Securities:
Trading account securities	1	—	—	—	—
Available-for-sale securities:
Taxable	70	69	71	70	69
Tax-exempt	33	30	30	29	31
Total available-for-sale securities	103	99	101	99	100
Held-to-maturity securities - taxable	52	52	53	54	55
Other securities	5	7	7	6	6
Total securities	161	158	161	159	161
Loans held for sale	7	8	6	5	5
Loans and leases:
Commercial:
Commercial and industrial	363	342	329	303	292
Commercial real estate:
Construction	16	15	15	14	14
Commercial	74	72	72	65	61
Commercial real estate	90	87	87	79	75
Total commercial	453	429	416	382	367
Consumer:
Automobile	122	117	111	106	109
Home equity	135	130	126	121	119
Residential mortgage	101	97	89	84	80
RV and marine finance	41	39	34	31	32
Other consumer	40	37	35	33	32
Total consumer	439	420	395	375	372
Total loans and leases	892	849	811	757	739
Total earning assets	$1,064	$1,015	$979	$921	$906

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	25	22	18	13	13
Total demand deposits	25	22	18	13	13
Money market deposits	52	42	31	23	20
Savings and other domestic deposits	5	7	6	6	5
Core certificates of deposit	29	23	14	6	4
Total core deposits	111	94	69	48	42
Other domestic deposits of $250,000 or more	1	1	1	—	—
Brokered deposits and negotiable CDs	20	17	17	12	11
Total deposits	132	112	87	60	53
Short-term borrowings	6	9	14	19	8
Long-term debt	85	84	87	65	63
Total interest bearing liabilities	223	205	188	144	124
Net interest income	$841	$810	$791	$777	$782

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Deposits in Federal Reserve Bank were treated as nonearning assets prior to 4Q 2018 and associated interest income was not material.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	December 31,	September 30,	June 30,	March 31,	December 31,
Fully-taxable equivalent basis(1)	2018	2018	2018	2018	2017
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	2.33%	—%	—%	—%	—%
Interest-bearing deposits in banks	1.97	1.95	1.95	1.97	1.92
Securities:
Trading account securities	1.94	0.26	0.23	0.15	0.21
Available-for-sale securities:
Taxable	2.71	2.61	2.63	2.51	2.45
Tax-exempt	4.12	3.53	3.35	3.18	3.76
Total available-for-sale securities	3.04	2.84	2.81	2.67	2.75
Held-to-maturity securities - taxable	2.45	2.43	2.42	2.45	2.41
Other securities	4.24	4.58	4.58	3.98	3.86
Total securities	2.84	2.73	2.71	2.62	2.64
Loans held for sale	4.04	4.45	4.17	3.82	3.68
Loans and leases:(4)
Commercial:
Commercial and industrial	4.81	4.64	4.52	4.28	4.17
Commercial real estate:
Construction	5.47	5.31	5.26	4.73	4.47
Commercial	4.99	4.63	4.58	4.24	4.03
Commercial real estate	5.07	4.74	4.68	4.32	4.10
Total commercial	4.86	4.66	4.55	4.29	4.15
Consumer:
Automobile	3.88	3.75	3.63	3.56	3.61
Home equity	5.45	5.21	5.09	4.90	4.71
Residential mortgage	3.82	3.78	3.69	3.66	3.66
RV and marine finance	5.10	5.06	5.11	5.11	5.25
Other consumer	12.35	12.16	11.90	11.78	11.53
Total consumer	4.67	4.54	4.43	4.34	4.31
Total loans and leases	4.76	4.60	4.49	4.32	4.23
Total earning assets	4.34	4.16	4.07	3.91	3.83
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.48	0.45	0.38	0.29	0.26
Total demand deposits	0.24	0.22	0.18	0.14	0.12
Money market deposits	0.91	0.77	0.60	0.45	0.40
Savings and other domestic deposits	0.23	0.24	0.21	0.20	0.20
Core certificates of deposit	2.00	1.82	1.56	1.01	0.75
Total interest-bearing core deposits	0.75	0.65	0.51	0.36	0.32
Other domestic deposits of $250,000 or more	1.67	1.40	1.01	0.69	0.54
Brokered deposits and negotiable CDs	2.22	1.98	1.81	1.47	1.21
Total interest-bearing deposits	0.84	0.73	0.59	0.43	0.37
Short-term borrowings	2.49	1.98	1.82	1.47	1.15
Long-term debt	3.82	3.78	3.75	2.92	2.73
Total interest-bearing liabilities	1.23	1.13	1.05	0.82	0.73
Net interest rate spread	3.11	3.03	3.02	3.09	3.10
Impact of noninterest-bearing funds on margin	0.30	0.29	0.27	0.21	0.20
Net interest margin	3.41%	3.32%	3.29%	3.30%	3.30%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2018	2018	2018	2018	2017
Fully-taxable equivalent basis(1)	Fourth	Third	Second	First	Fourth
Commercial loans(3)(4)	4.86%	4.66%	4.55%	4.29%	4.16%
Impact of commercial loan derivatives	—	—	—	—	(0.01)
Total commercial - as reported	4.86%	4.66%	4.55%	4.29%	4.15%

Average 30 day LIBOR	2.35%	2.11%	1.97%	1.65%	1.33%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 10 for the FTE adjustment.

(2)	Deposits in Federal Reserve Bank were treated as nonearning assets prior to 4Q 2018.

(3)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(4)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per data, share count in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Interest income	$1,056	$1,007	$972	$914	$894
Interest expense	223	205	188	144	124
Net interest income	833	802	784	770	770
Provision for credit losses	60	53	56	66	65
Net interest income after provision for credit losses	773	749	728	704	705
Service charges on deposit accounts	94	93	91	86	91
Card and payment processing income	58	57	56	53	53
Trust and investment management services	42	43	42	44	41
Mortgage banking income	23	31	28	26	33
Capital markets fees	29	22	21	19	23
Insurance income	21	19	21	21	21
Bank owned life insurance income	16	19	17	15	18
Gain on sale of loans and leases	16	16	15	8	17
Securities gains (losses)	(19)	(2)	—	—	(4)
Other income	49	44	45	42	47
Total noninterest income	329	342	336	314	340
Personnel costs	399	388	396	376	373
Outside data processing and other services	83	69	69	73	71
Net occupancy	70	38	35	41	36
Equipment	48	38	38	40	36
Deposit and other insurance expense	9	18	18	18	19
Professional services	17	17	15	11	18
Marketing	15	12	18	8	10
Amortization of intangibles	13	13	13	14	14
Other expense	57	58	50	52	56
Total noninterest expense	711	651	652	633	633
Income before income taxes	391	440	412	385	412
Provision for income taxes	57	62	57	59	(20)
Net income	334	378	355	326	432
Dividends on preferred shares	19	18	21	12	19
Net income applicable to common shares	$315	$360	$334	$314	$413

Average common shares - basic	1,054,460	1,084,536	1,103,337	1,083,836	1,077,397
Average common shares - diluted	1,073,055	1,103,740	1,122,612	1,124,778	1,130,117

Per common share
Net income - basic	$0.30	$0.33	$0.30	$0.29	$0.38
Net income - diluted	0.29	0.33	0.30	0.28	0.37
Cash dividends declared	0.14	0.14	0.11	0.11	0.11

Revenue - fully-taxable equivalent (FTE)
Net interest income	$833	$802	$784	$770	$770
FTE adjustment	8	8	7	7	12
Net interest income(2)	841	810	791	777	782
Noninterest income	329	342	336	314	340
Total revenue(2)	$1,170	$1,152	$1,127	$1,091	$1,122

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2018	2018	2018	2018	2017	3Q18	4Q17
Net origination and secondary marketing income	$16	$24	$21	$18	$24	(33)%	(33)%
Net mortgage servicing income
Loan servicing income	14	14	14	14	13	—	8
Amortization of capitalized servicing	(8)	(9)	(8)	(8)	(8)	11	—
Operating income	6	5	6	6	5	20	20
MSR valuation adjustment (1)	—	—	—	7	2	—	(100)
Gains (losses) due to MSR hedging	(1)	—	—	(7)	(1)	(100)	—
Net MSR risk management	(1)	—	—	—	1	(100)	(200)
Total net mortgage servicing income	$5	$5	$6	$6	$6	—%	(17)%
All other	2	2	1	2	3	—	(33)
Mortgage banking income	$23	$31	$28	$26	$33	(26)%	(30)%

Mortgage origination volume	$1,538	$1,818	$2,127	$1,513	$1,784	(15)%	(14)%
Mortgage origination volume for sale	948	1,112	1,131	870	1,006	(15)	(6)

Third party mortgage loans serviced (2)	21,068	20,617	20,416	20,225	19,989	2	5
Mortgage servicing rights (2)	221	219	215	212	202	1	9
MSR % of investor servicing portfolio (2)	1.05%	1.06%	1.05%	1.05%	1.01%	(1)%	4%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2018	2018	2018	2018	2017
Allowance for loan and lease losses, beginning of period	$761	$741	$721	$691	$675
Loan and lease losses	(84)	(58)	(53)	(73)	(60)
Recoveries of loans previously charged off	34	29	25	35	19
Net loan and lease losses	(50)	(29)	(28)	(38)	(41)
Provision for loan and lease losses	61	49	48	68	57
Allowance for loan and lease losses, end of period	772	761	741	721	691
Allowance for unfunded loan commitments and letters of credit, beginning of period	97	93	85	87	79
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(1)	4	8	(2)	8
Allowance for unfunded loan commitments and letters of credit, end of period	96	97	93	85	87
Total allowance for credit losses, end of period	$868	$858	$834	$806	$778
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.03%	1.04%	1.02%	1.01%	0.99%
Nonaccrual loans and leases (NALs)	228	206	197	188	198
Nonperforming assets (NPAs)	200	189	180	172	178

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2018	2018	2018	2018	2017
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$13	$(1)	$3	$17	$8
Commercial real estate:
Construction	—	—	—	(1)	(1)
Commercial	—	(3)	(1)	(13)	—
Commercial real estate	—	(3)	(1)	(14)	(1)
Total commercial	13	(4)	2	3	7
Consumer:
Automobile	9	8	7	10	12
Home equity	2	1	—	3	1
Residential mortgage	2	2	1	1	—
RV and marine finance	2	2	2	3	2
Other consumer	22	20	16	18	19
Total consumer	37	33	26	35	34
Total net charge-offs	$50	$29	$28	$38	$41

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.17%	(0.01)%	0.04%	0.24%	0.10%
Commercial real estate:
Construction	(0.09)	(0.01)	(0.22)	(0.18)	(0.14)
Commercial	—	(0.18)	(0.06)	(0.80)	(0.02)
Commercial real estate	(0.01)	(0.15)	(0.08)	(0.70)	(0.04)
Total commercial	0.14	(0.04)	0.02	0.04	0.07
Consumer:
Automobile	0.30	0.26	0.22	0.32	0.39
Home equity	0.05	0.06	0.01	0.11	0.01
Residential mortgage	0.10	0.07	0.04	0.04	0.04
RV and marine finance	0.31	0.25	0.34	0.42	0.46
Other consumer	6.66	6.32	5.60	6.51	6.99
Total consumer	0.40	0.36	0.30	0.39	0.40
Net charge-offs as a % of average loans	0.27%	0.16%	0.16%	0.21%	0.24%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2018	2018	2018	2018	2017
Nonaccrual loans and leases (NALs):
Commercial and industrial	$188	$211	$207	$190	$161
Commercial real estate	15	19	25	30	29
Automobile	5	5	4	5	6
Residential mortgage	69	67	73	82	84
RV and marine finance	1	1	1	1	1
Home equity	62	67	68	75	68
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	340	370	378	383	349
Other real estate, net:
Residential	19	22	23	23	24
Commercial	4	5	5	7	9
Total other real estate, net	23	27	28	30	33
Other NPAs (1)	24	6	6	7	7
Total nonperforming assets	$387	$403	$412	$420	$389

Nonaccrual loans and leases as a % of total loans and leases	0.45%	0.50%	0.52%	0.54%	0.50%
NPA ratio (2)	0.52	0.55	0.57	0.59	0.55
(NPA+90days)/(Loan+OREO) (3)	0.74	0.76	0.75	0.74	0.72

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2018	2018	2018	2018	2017
Nonperforming assets, beginning of period	$403	$412	$420	$389	$387
New nonperforming assets	109	114	96	158	116
Returns to accruing status	(21)	(24)	(25)	(23)	(25)
Loan and lease losses	(32)	(29)	(21)	(32)	(21)
Payments	(66)	(62)	(53)	(64)	(54)
Sales	(6)	(8)	(5)	(8)	(14)
Nonperforming assets, end of period	$387	$403	$412	$420	$389

(1)	Other nonperforming assets at December 31, 2018 includes certain nonaccrual loans held-for-sale. Amounts prior to December 31, 2018 includes certain impaired investment securities.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2018	2018	2018	2018	2017
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$7	$9	$9	$9	$9
Commercial real estate	—	—	—	1	3
Automobile	8	7	6	6	7
Residential mortgage (excluding loans guaranteed by the U.S. Government)	32	28	18	19	21
RV and marine finance	1	1	1	2	1
Home equity	17	15	16	15	18
Other consumer	6	6	4	4	5
Total, excl. loans guaranteed by the U.S. Government	71	66	54	56	64
Add: loans guaranteed by U.S. Government	99	88	78	50	51
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$170	$154	$132	$106	$115

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.09%	0.09%	0.07%	0.08%	0.09%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.13	0.12	0.11	0.07	0.07
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.23	0.21	0.18	0.15	0.16

Accruing troubled debt restructured loans:
Commercial and industrial	$269	$308	$314	$316	$300
Commercial real estate	54	60	65	76	78
Automobile	35	34	32	32	30
Home equity	252	257	258	261	265
Residential mortgage	218	219	221	224	224
RV and marine finance	2	2	1	1	1
Other consumer	9	10	9	6	8
Total accruing troubled debt restructured loans	$839	$890	$900	$916	$906

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$97	$100	$87	$83	$82
Commercial real estate	6	8	14	16	15
Automobile	3	3	3	3	4
Home equity	28	28	28	31	28
Residential mortgage	44	46	46	52	55
RV and marine finance	—	1	1	—	—
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$178	$186	$179	$185	$184

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2018	2018	2018	2018	2017
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$11,102	$10,934	$11,472	$11,308	$10,814
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,207)	(1,207)	(1,207)	(1,207)	(1,076)
Accumulated other comprehensive income offset	609	790	729	676	528
Goodwill and other intangibles, net of related taxes	(2,200)	(2,226)	(2,229)	(2,244)	(2,200)
Deferred tax assets that arise from tax loss and credit carryforwards	(33)	(28)	(28)	(29)	(25)
Common equity tier 1 capital	8,271	8,263	8,737	8,504	8,041
Additional tier 1 capital
Shareholders’ preferred equity	1,207	1,207	1,207	1,207	1,076
Other	—	—	—	1	(7)
Tier 1 capital	9,478	9,470	9,944	9,712	9,110
Long-term debt and other tier 2 qualifying instruments	776	839	809	804	869
Qualifying allowance for loan and lease losses	868	858	834	806	778
Tier 2 capital	1,644	1,697	1,643	1,610	1,647
Total risk-based capital	$11,122	$11,167	$11,587	$11,322	$10,757
Risk-weighted assets (RWA)(1)	$85,687	$83,580	$82,951	$81,365	$80,340
Common equity tier 1 risk-based capital ratio(1)	9.65%	9.89%	10.53%	10.45%	10.01%
Other regulatory capital data:
Tier 1 leverage ratio(1)	9.10	9.14	9.65	9.53	9.09
Tier 1 risk-based capital ratio(1)	11.06	11.33	11.99	11.94	11.34
Total risk-based capital ratio(1)	12.98	13.36	13.97	13.92	13.39
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	8.97	8.97	9.67	9.65	9.31

(1)	December 31, 2018, figures are estimated.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2017
Dividends, per share
Cash dividends declared per common share	$0.14	$0.14	$0.11	$0.11	$0.11
Common shares outstanding (000)
Average - basic	1,054,460	1,084,536	1,103,337	1,083,836	1,077,397
Average - diluted	1,073,055	1,103,740	1,122,612	1,124,778	1,130,117
Ending	1,046,767	1,061,529	1,104,227	1,101,796	1,072,027
Tangible book value per common share(1)	$7.34	$7.06	$7.27	$7.12	$6.97
Common share repurchases (000)
Number of shares repurchased	14,967	43,670	—	3,007	9,785
Non-regulatory capital

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2018	2018	2018	2018	2017
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$11,102	$10,934	$11,472	$11,308	$10,814
Less: goodwill	(1,989)	(1,993)	(1,993)	(1,993)	(1,993)
Less: other intangible assets	(281)	(306)	(319)	(333)	(346)
Add: related deferred tax liability(1)	59	64	67	70	73
Total tangible equity	8,891	8,699	9,227	9,052	8,548
Less: preferred equity	(1,203)	(1,203)	(1,203)	(1,203)	(1,071)
Total tangible common equity	$7,688	$7,496	$8,024	$7,849	$7,477
Total assets	$108,781	$105,652	$105,358	$104,246	$104,185
Less: goodwill	(1,989)	(1,993)	(1,993)	(1,993)	(1,993)
Less: other intangible assets	(281)	(306)	(319)	(333)	(346)
Add: related deferred tax liability(1)	59	64	67	70	73
Total tangible assets	$106,570	$103,417	$103,113	$101,990	$101,919
Tangible equity / tangible asset ratio	8.34%	8.41%	8.95%	8.88%	8.39%
Tangible common equity / tangible asset ratio	7.21	7.25	7.78	7.70	7.34
Other data:
Number of employees (Average full-time equivalent)	15,657	15,772	15,732	15,599	15,375
Number of domestic full-service branches(2)	954	970	968	966	966
ATM Count	1,774	1,860	1,831	1,866	1,848

(1)	Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

(2)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances (1)
		Change from 2017			Change from 2016
(dollar amounts in millions)	2018	Amount	Percent	2017	Amount	Percent	2016
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	$122	$122	100%	$—	$—	—%	$—
Interest-bearing deposits in banks	88	(11)	(11)	99	(1)	(1)	100
Securities:
Trading account securities	96	(6)	(6)	102	35	52	67
Available-for-sale and other securities:
Taxable	10,700	(1,203)	(10)	11,903	3,042	34	8,861
Tax-exempt	3,463	282	9	3,181	465	17	2,716
Total available-for-sale securities	14,163	(921)	(6)	15,084	3,507	30	11,577
Held-to-maturity securities - taxable	8,643	535	7	8,108	2,415	42	5,693
Other securities	584	—	—	584	167	40	417
Total securities	23,486	(392)	(2)	23,878	6,124	34	17,754
Loans held for sale	635	80	14	555	(499)	(47)	1,054
Loans and leases:(3)
Commercial:
Commercial and industrial	28,887	1,138	4	27,749	4,065	17	23,684
Commercial real estate:
Construction	1,146	(52)	(4)	1,198	110	10	1,088
Commercial	6,049	39	1	6,010	1,091	22	4,919
Commercial real estate	7,195	(13)	—	7,208	1,201	20	6,007
Total commercial	36,082	1,125	3	34,957	5,266	18	29,691
Consumer:
Automobile	12,292	773	7	11,519	979	9	10,540
Home equity	9,915	(79)	(1)	9,994	936	10	9,058
Residential mortgage	9,907	1,662	20	8,245	1,515	23	6,730
RV and marine finance	2,847	692	32	2,155	1,462	211	693
Other consumer	1,203	182	18	1,021	279	38	742
Total consumer	36,164	3,230	10	32,934	5,171	19	27,763
Total loans and leases	72,246	4,355	6	67,891	10,437	18	57,454
Allowance for loan and lease losses	(747)	(80)	(12)	(667)	(53)	(9)	(614)
Net loans and leases	71,499	4,275	6	67,224	10,384	18	56,840
Total earning assets	96,577	4,154	4	92,423	16,061	21	76,362
Cash and due from banks	1,184	(269)	(19)	1,453	233	19	1,220
Intangible assets	2,311	(55)	(2)	2,366	1,007	74	1,359
All other assets	5,657	211	4	5,446	719	15	4,727
Total assets	$104,982	$3,961	4%	$101,021	$17,967	22%	$83,054
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$20,391	$(1,308)	(6)%	$21,699	$2,654	14%	$19,045
Demand deposits - interest-bearing	19,295	1,715	10	17,580	6,595	60	10,985
Total demand deposits	39,686	407	1	39,279	9,249	31	30,030
Money market deposits	21,446	1,711	9	19,735	666	3	19,069
Savings and other domestic deposits	11,083	(614)	(5)	11,697	3,716	47	7,981
Core certificates of deposit	4,188	2,069	98	2,119	(181)	(8)	2,300
Total core deposits	76,403	3,573	5	72,830	13,450	23	59,380
Other domestic deposits of $250,000 or more	280	(165)	(37)	445	37	9	408
Brokered deposits and negotiable CDs	3,503	(172)	(5)	3,675	176	5	3,499
Deposits in foreign offices	—	—	—	—	(204)	(100)	204
Total deposits	80,186	3,236	4	76,950	13,459	21	63,491
Short-term borrowings	2,748	(175)	(6)	2,923	1,393	91	1,530
Long-term debt	8,992	130	1	8,862	814	10	8,048
Total interest-bearing liabilities	71,535	4,499	7	67,036	13,012	24	54,024
All other liabilities	1,997	322	19	1,675	81	5	1,594
Shareholders’ equity	11,059	448	4	10,611	2,220	26	8,391
Total liabilities and shareholders’ equity	$104,982	$3,961	4%	$101,021	$17,967	22%	$83,054

(1)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(2)	Deposits in Federal Reserve Bank were treated as nonearning assets prior to 4Q 2018.

(3)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Annual Interest Income / Expense
(dollar amounts in millions)	2018	2017	2016
Assets
Interest-bearing deposits in Federal Reserve Bank (3)	$3	$—	$—
Interest-bearing deposits in banks	2	2	—
Securities:
Trading account securities	1	—	—
Available-for-sale and other securities:
Taxable	280	283	210
Tax-exempt	122	118	91
Total available-for-sale securities	402	401	301
Held-to-maturity securities - taxable	211	193	138
Other securities	25	20	12
Total securities	639	614	451
Loans held for sale	26	21	35
Loans and leases:
Commercial:
Commercial and industrial	1,337	1,142	879
Commercial real estate:
Construction	60	52	40
Commercial	283	240	176
Commercial real estate	343	292	216
Total commercial	1,680	1,434	1,095
Consumer:
Automobile	456	412	351
Home equity	512	463	381
Residential mortgage	371	301	244
RV and marine finance	145	118	39
Other consumer	145	118	79
Total consumer	1,629	1,412	1,094
Total loans and leases	3,309	2,846	2,189
Total earning assets	$3,979	$3,483	$2,675
Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—
Demand deposits - interest-bearing	78	38	11
Total demand deposits	78	38	11
Money market deposits	148	66	46
Savings and other domestic deposits	24	24	15
Core certificates of deposit	72	13	13
Total core deposits	322	141	85
Other domestic deposits of $250,000 or more	3	2	2
Brokered deposits and negotiable CDs	66	37	15
Deposits in foreign offices	—	—	—
Total deposits	391	180	102
Short-term borrowings	48	25	5
Long-term debt	321	226	156
Total interest-bearing liabilities	760	431	263
Net interest income	$3,219	$3,052	$2,412

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 24 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Deposits in Federal Reserve Bank were treated as nonearning assets prior to 4Q 2018 and associated interest income was not material.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Yield
(Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2018	2017	2016
Assets
Interest-bearing deposits in Federal Reserve Bank (2)	2.33%	—%	—%
Interest-bearing deposits in banks	1.97	1.56	0.44
Securities:
Trading account securities	0.80	0.18	0.42
Available-for-sale and other securities:
Taxable	2.61	2.38	2.36
Tax-exempt	3.53	3.71	3.35
Total available-for-sale securities	2.84	2.66	2.60
Held-to-maturity securities - taxable	2.44	2.38	2.43
Other securities	4.34	3.42	2.95
Total securities	2.72	2.57	2.54
Loans held for sale	4.15	3.75	3.27
Loans and leases:(4)
Commercial:
Commercial and industrial	4.63	4.12	3.71
Commercial real estate:
Construction	5.26	4.36	3.72
Commercial	4.67	4.00	3.57
Commercial real estate	4.77	4.06	3.60
Total commercial	4.66	4.11	3.69
Consumer:
Automobile	3.71	3.58	3.32
Home equity	5.16	4.63	4.21
Residential mortgage	3.74	3.65	3.63
RV and marine finance	5.09	5.46	5.67
Other consumer	12.04	11.53	10.62
Total consumer	4.50	4.28	3.94
Total loans and leases	4.58	4.19	3.81
Total earning assets	4.12	3.77	3.50
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—
Demand deposits - interest-bearing	0.40	0.21	0.10
Total demand deposit	0.20	0.10	0.04
Money market deposits	0.69	0.33	0.24
Savings and other domestic deposits	0.22	0.21	0.19
Core certificates of deposit	1.72	0.60	0.56
Total core deposits	0.57	0.27	0.21
Other domestic deposits of $250,000 or more	1.25	0.52	0.40
Brokered deposits and negotiable CDs	1.88	1.00	0.43
Deposits in foreign offices	—	—	0.13
Total deposits	0.65	0.33	0.23
Short-term borrowings	1.74	0.86	0.34
Long-term debt	3.57	2.56	1.93
Total interest bearing liabilities	1.06	0.64	0.48
Net interest rate spread	3.06	3.13	3.02
Impact of noninterest-bearing funds on margin	0.27	0.17	0.14
Net interest margin	3.33%	3.30%	3.16%

Commercial Loan Derivative Impact
(Unaudited)

	Annual Average Rates
Fully-taxable equivalent basis(1)	2018	2017	2016
Commercial loans(3)(4)	4.59%	4.06%	3.63%
Impact of commercial loan derivatives	0.07	0.05	0.06
Total commercial - as reported	4.66%	4.11%	3.69%

Average 30 day LIBOR	2.02%	1.11%	0.49%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 24 for the FTE adjustment.

(2)	Deposits in Federal Reserve Bank were treated as nonearning assets prior to 4Q 2018.

(3)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(4)	Includes the impact of nonacrrual loans.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data(1)
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions, except per data, share count in thousands)		Change			Change
	2018	Amount	Percent	2017	Amount	Percent	2016
Interest income	$3,949	$516	15%	$3,433	$801	30%	$2,632
Interest expense	760	329	76	431	168	64	263
Net interest income	3,189	187	6	3,002	633	27	2,369
Provision for credit losses	235	34	17	201	10	5	191
Net interest income after provision for credit losses	2,954	153	5	2,801	623	29	2,178
Service charges on deposit accounts	364	11	3	353	29	9	324
Card and payment processing income	224	18	9	206	37	22	169
Trust and investment management services	171	15	10	156	33	27	123
Mortgage banking income	108	(23)	(18)	131	3	2	128
Capital markets fees	91	15	20	76	16	27	60
Insurance income	82	1	1	81	(3)	(4)	84
Bank owned life insurance income	67	—	—	67	9	16	58
Gain on sale of loans	55	(1)	(2)	56	9	19	47
Securities gains (losses)	(21)	(17)	(425)	(4)	(4)	(100)	—
Other income	180	(5)	(3)	185	28	18	157
Total noninterest income	1,321	14	1	1,307	157	14	1,150
Personnel costs	1,559	35	2	1,524	175	13	1,349
Outside data processing and other services	294	(19)	(6)	313	8	3	305
Net occupancy	184	(28)	(13)	212	59	39	153
Equipment	164	(7)	(4)	171	6	4	165
Deposit and other insurance expense	63	(15)	(19)	78	24	44	54
Professional services	60	(9)	(13)	69	(36)	(34)	105
Marketing	53	(7)	(12)	60	(3)	(5)	63
Amortization of intangibles	53	(3)	(5)	56	26	87	30
Other expense	217	(14)	(6)	231	47	26	184
Total noninterest expense	2,647	(67)	(2)	2,714	306	13	2,408
Income before income taxes	1,628	234	17	1,394	474	52	920
Provision for income taxes	235	27	13	208	—	—	208
Net income	1,393	207	17	1,186	474	67	712
Dividends on preferred shares	70	(6)	(8)	76	11	17	65
Net income applicable to common shares	$1,323	$213	19%	$1,110	$463	72%	$647
Average common shares - basic	1,081,542	(3,144)	—%	1,084,686	180,248	20%	904,438
Average common shares - diluted	1,105,985	(30,201)	(3)	1,136,186	217,396	24	918,790
Per common share
Net income - basic	$1.22	$0.20	20	$1.02	$0.30	42	$0.72
Net income - diluted	1.20	0.20	20	1.00	0.30	43	0.70
Cash dividends declared	0.50	0.15	43	0.35	0.06	21	0.29
Revenue - fully taxable equivalent (FTE)
Net interest income	$3,189	$187	6	$3,002	$633	27	$2,369
FTE adjustment	30	(20)	(40)	50	7	16	43
Net interest income (2)	3,219	167	5	3,052	640	27	2,412
Noninterest income	1,321	14	1	1,307	157	14	1,150
Total revenue (2)	$4,540	$181	4%	$4,359	$797	22%	$3,562

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018.

Huntington Bancshares Incorporated
Annual Mortgage Banking Income
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2018	2017	2016	2015	2014
Net origination and secondary marketing income	$79	$95	$100	$91	$57
Net mortgage servicing income
Loan servicing income	56	52	46	43	41
Amortization of capitalized servicing	(33)	(29)	(28)	(27)	(24)
Operating income	23	23	18	16	17
MSR valuation adjustment (1)	7	1	1	(4)	(11)
Gains (losses) due to MSR hedging	(8)	—	(1)	(2)	7
Net MSR risk management	(1)	1	—	(6)	(4)
Total net mortgage servicing income	$22	$24	$18	$10	$13
All other	7	12	10	11	15
Mortgage banking income	$108	$131	$128	$112	$85

Mortgage origination volume	$6,996	$6,634	$5,822	$4,705	$3,558
Mortgage origination volume for sale	4,061	3,912	3,822	3,237	2,366

Third party mortgage loans serviced (2)	21,068	19,989	18,852	16,168	15,637
Mortgage servicing rights (2)	221	202	186	161	156
MSR % of investor servicing portfolio	1.05%	1.01%	0.99%	0.99%	1.00%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2018	2017	2016	2015	2014
Allowance for loan and lease losses, beginning of period	$691	$638	$598	$605	$648
Loan and lease losses	(268)	(252)	(227)	(218)	(247)
Recoveries of loans previously charged off	123	93	118	130	122
Net loan and lease losses	(145)	(159)	(109)	(88)	(125)
Provision for loan and lease losses	226	212	169	89	83
Allowance of assets sold or transferred to loans held for sale	—	—	(20)	(8)	(1)
Allowance for loan and lease losses, end of period	772	691	638	598	605
Allowance for unfunded loan commitments and letters of credit, beginning of period	87	98	72	61	63
Provision for (reduction in) unfunded loan commitments and letters of credit losses	9	(11)	22	11	(2)
Fair value of acquired AULC	—	—	4	—	—
Allowance for unfunded loan commitments and letters of credit, end of period	96	87	98	72	61
Total allowance for credit losses	$868	$778	$736	$670	$666
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.03%	0.99%	0.95%	1.19%	1.27%
Nonaccrual loans and leases (NALs)	228	198	151	161	202
Nonperforming assets (NPAs)	200	178	133	150	179

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2018	2017	2016	2015	2014
Total Loans
Commercial:
Commercial and industrial	$32	$42	$45	$28	$32
Commercial real estate:
Construction	(1)	(5)	(2)	(1)	2
Commercial	(17)	(6)	(24)	(15)	(11)
Commercial real estate	(18)	(11)	(26)	(16)	(9)
Total commercial	14	31	19	12	23
Consumer:
Automobile	34	42	32	20	17
Home equity	6	5	9	20	37
Residential mortgage	6	6	6	10	20
RV and marine finance	9	10	2	—	—
Other consumer	76	65	41	26	28
Total consumer	131	128	90	76	102
Total net charge-offs	$145	$159	$109	$88	$125

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.11%	0.15%	0.19%	0.14%	0.18%
Commercial real estate:
Construction	(0.13)	(0.36)	(0.19)	(0.08)	0.16
Commercial	(0.26)	(0.10)	(0.49)	(0.37)	(0.25)
Commercial real estate	(0.24)	(0.15)	(0.44)	(0.32)	(0.19)
Total commercial	0.04	0.09	0.06	0.05	0.10
Consumer:
Automobile	0.27	0.36	0.30	0.23	0.23
Home equity	0.06	0.05	0.10	0.23	0.44
Residential mortgage	0.06	0.08	0.09	0.17	0.35
RV and marine finance	0.32	0.48	0.33	—	—
Other consumer	6.27	6.36	5.53	5.44	6.99
Total consumer	0.36	0.39	0.32	0.32	0.46
Net charge-offs as a % of average loans	0.20%	0.23%	0.19%	0.18%	0.27%

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,
(dollar amounts in millions)	2018	2017	2016	2015	2014
Nonaccrual loans and leases (NALs):
Commercial and industrial	$188	$161	$234	$175	$72
Commercial real estate	15	29	20	29	48
Automobile	5	6	6	7	5
Residential mortgage	69	84	91	95	96
RV and marine finance	1	1	—	—	—
Home equity	62	68	72	66	79
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	340	349	423	372	300
Other real estate, net:
Residential	19	24	31	24	29
Commercial	4	9	20	3	6
Total other real estate, net	23	33	51	27	35
Other NPAs (1)	24	7	7	—	3
Total nonperforming assets	$387	$389	$481	$399	$338

Nonaccrual loans and leases as a % of total loans and leases	0.45%	0.50%	0.63%	0.74%	0.63%
NPA ratio (2)	0.52	0.55	0.72	0.79	0.71

	December 31,
(dollar amounts in millions)	2018	2017	2016	2015	2014
Nonperforming assets, beginning of period	$389	$481	$399	$338	$352
New nonperforming assets	477	415	633	569	431
Returns to accruing status	(93)	(118)	(127)	(101)	(77)
Loan and lease losses	(114)	(95)	(135)	(150)	(175)
Payments	(245)	(252)	(211)	(212)	(159)
Sales	(27)	(42)	(79)	(45)	(34)
Nonperforming assets, end of period	$387	$389	$481	$399	$338

(1)	Other nonperforming assets at December 31, 2018 includes certain nonaccrual loans held-for-sale. Amounts prior to December 31, 2018 includes certain impaired investment securities.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated
Annual Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	December 31,
(dollar amounts in millions)	2018	2017	2016	2015	2014
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$7	$9	$18	$9	$5
Commercial real estate	—	3	17	10	19
Automobile	8	7	10	7	5
Residential mortgage (excluding loans guaranteed by the U.S. Government)	32	21	15	14	33
RV and marine finance	1	1	1	—	—
Home equity	17	18	12	9	12
Other consumer	6	5	4	1	1
Total, excl. loans guaranteed by the U.S. Government	71	64	77	50	75
Add: loans guaranteed by U.S. Government	99	51	52	56	55
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$170	$115	$129	$106	$130
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.09%	0.09%	0.12%	0.10%	0.16%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.13	0.07	0.08	0.11	0.12
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.23	0.16	0.19	0.21	0.27
Accruing troubled debt restructured loans:
Commercial and industrial	$269	$300	$210	$236	$117
Commercial real estate	54	78	77	115	177
Automobile	35	30	26	25	26
Home equity	252	265	270	199	252
Residential mortgage	218	224	243	265	265
RV and marine finance	2	1	—	—	—
Other consumer	9	8	4	4	4
Total accruing troubled debt restructured loans	$839	$906	$830	$844	$841
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$97	$82	$107	$57	$21
Commercial real estate	6	15	5	17	25
Automobile	3	4	5	6	5
Home equity	28	28	28	21	27
Residential mortgage	44	55	59	72	69
RV and marine finance	—	—	—	—	—
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$178	$184	$204	$173	$147